Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the National Grid USA Companies' Incentive Thrift Plan I (the "Plan") on Form 11-K on the date hereof (the "Report"), I, Lydia M. Pastuszek, Senior Vice President of National Grid USA Service Company, Inc., certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of 15 (d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition of the Plan.

June 30, 2003

s/Lydia M. Pastuszek

__________________________________

Lydia M. Pastuszek

Senior Vice President

National Grid USA Service Company, Inc.

(Principal Executive Officer of the Plan)

Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of the National Grid USA Companies' Incentive Thrift Plan I (the "Plan") on Form 11-K on the date hereof (the "Report"), I, John G. Cochrane, Senior Vice President, Treasurer and Chief Financial Officer of National Grid USA, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of 15 (d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition of the Plan.

June 30, 2003

s/John G. Cochrane

__________________________________

John G. Cochrane, Senior Vice President, Treasurer and

Chief Financial Officer

National Grid USA